SEVENTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 3, 2000, herein, by and among MMI PRODUCTS, INC., a Delaware corporation ("Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Transamerica" and, collectively with Fleet, "Lenders") and Fleet, as collateral agent for Lenders ("Collateral Agent").

A. Borrower, Lenders and Collateral Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 13, 1996, as amended by (i) that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of April 15, 1997, (ii) that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of June 11, 1997, (iii) that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of February 18, 1998, (iv) that certain Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of April 14, 1998, (v) that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of October 6, 1998, and (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of November 12, 1999 (as amended, the "Loan Agreement").

B. Pursuant to the terms of that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date of this Amendment, by and among Borrower, Hallett Wire Products Co., a Minnesota corporation ("Hallett "), and certain shareholders of Hallett (each a "Seller" and, collectively, the "Sellers"), Borrower has agreed to purchase from Sellers, and Sellers have agreed to sell to Borrower, all of the issued and outstanding capital stock of Hallett (the "Stock Acquisition").

C. Borrower, Lenders and Collateral Agent desire to amend the Loan Agreement and the Other Agreements (i) to provide for the Stock Acquisition and the continued existence of Hallett's wholly-owned subsidiary Hallett FSC, Inc., a corporation organized under the laws of the U.S. Virgin Islands, (ii) to increase the amount of the Revolving Credit Commitment to $75,000,000, (iii) to increase the limitation on Borrower's annual capital expenditures, and (iv) to allow and provide for certain related matters further described in Article II below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.1 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

Effective as of the Effective Date hereof, the Loan Agreement is hereby amended as follows:

2.1 Amendment to Section 1.1; Amendment of Definition. Effective as of the date hereof, Section 1.1 is amended by entirely deleting the definition of "Revolving Credit Commitment" in that section and replacing it with the following:

"Revolving Credit Commitment - $75,000,000. Notwithstanding the foregoing, if the Revolving Credit Commitment is reduced by Borrower in accordance with Section 2.1(C) hereof, the Revolving Credit Commitment shall thereafter be an amount equal to the amount of the Revolving Credit Commitment, as reduced in accordance with Section 2.1(C) hereof."

2.2 Addition to Section 1.1; Addition of Definitions. Effective as of the date hereof, Section 1.1 is hereby amended by adding the following definitions in alphabetical order with the other definitions in that section:

"Hallett FSC - Hallett FSC, Inc., a corporation organized under the laws of the U.S. Virgin Islands and a wholly-owned Subsidiary of MMI."

"Hallett Trade Contract - the Small Foreign Sales Corporation Services Agreement dated June 2, 1992, between Hallett Wire Products Corporation, a Minnesota corporation, Hallett FSC and Chase Trade, Inc., a Delaware corporation."

2.3 Amendment to Section 8.1. Effective as of the date hereof, Section 8.1 is amended by adding a new subsection (Z) to that section as follows:

"(Z) Hallett FSC. As of February 3, 2000, Hallett FSC has no material assets or other Property other than the Hallett Trade Contract."

2.4 Amendment to Section 9.2; Subsection (J). Effective as of the date hereof, Section 9.2 is amended by entirely deleting subsection (J) of that section and replacing it with the following:

"(J) Subsidiaries. Hereafter (i) create or acquire any Subsidiary (other than Hallett FSC), (ii) divest itself of any material assets or Property by transferring them to a Subsidiary or (iii) permit any Subsidiary to own any material assets or Property (other than Hallett FSC's interest in the Hallett Trade Contract), or incur any material liabilities."

2.5 Amendment to Section 9.2; Subsection (K). Effective as of the date hereof, Section 9.2 is amended by entirely deleting Subsection (K) of that section and replacing it with the following:

"(K) Capital Expenditures. Make Capital Expenditures (including, without limitation, the annual cash payments in respect of Capital Leases incurred during the fiscal year in question, but excluding any expenses incurred by Borrower pursuant to (i) the Environmental Plan which are capitalized or (ii) Permitted Business Acquisitions) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $15,000,000 during any fiscal year of Borrower."

2.6 Amendment to Section 13.10. Section 13.10 is hereby deleted in its entirety and the following is inserted in lieu thereof:

"13.10. Notice. Except as otherwise expressly provided herein, all notices, requests and demands to or upon a party hereto shall be in writing, and shall be deemed to have been validly served, given or delivered (A) if sent by certified or registered mail against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt, (B) if sent by telegraphic notice, when delivered to the telegraph company, or (C) if sent by any other method, upon actual delivery, in each case addressed as follows:

If to Collateral Agent: Fleet Capital Corporation

5950 Sherry Lane

Suite 300

Dallas, Texas 75225

Attention: Loan Administration

Manager

w/ a courtesy copy to: Patton Boggs LLP

2001 Ross Avenue, Suite 3000

Dallas, Texas 75201

Attention: R. Jeffrey Cole, Esq.

If to Borrower: MMI Products, Inc.

515 W. Greens Road, Suite 710

Houston, Texas 77067

Attention: President

w/a courtesy copy to: Weil, Gotshal & Manges LLP

100 Crescent Court, Suite 1300

Dallas, Texas 75201-6950

Attention: Michael A. Saslaw, Esq.

If to Lenders: Fleet Capital Corporation

5950 Sherry Lane

Suite 300

Dallas, Texas 75225

Attention: Loan Administration

Manager

Transamerica Business Credit Corporation

8750 West Bryn Mawr Avenue, Suite 720

Chicago, Illinois 60631

Attention: Teresa B. Gerlach

or to such other address as each party may designate for itself by like notice given in accordance with this Section 13.10; provided, however, that any notice, request or demand to or upon Collateral Agent pursuant to Section 2.4 and Section 3.4 shall not be effective until received by Collateral Agent."

2.7 Amendment to Exhibit A. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit A to the Loan Agreement (Mortgaged Properties) is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2.8 Amendment to Exhibit D. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit D to the Loan Agreement (Borrower's Business Locations) is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

2.9 Amendment to Exhibit E. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit E to the Loan Agreement (Corporate Names) is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

2.10 Amendment to Exhibit F. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit F to the Loan Agreement (Patents, Trademarks, Copyrights and Licenses) is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

2.11 Amendment to Exhibit G. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit G to the Loan Agreement (Capital Structure) is hereby deleted in its entirety and replaced with Exhibit G attached hereto.

2.12 Amendment to Exhibit H. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit H to the Loan Agreement (Contracts Restricting Borrower) is hereby deleted in its entirety and replaced with Exhibit H attached hereto.

2.13 Amendment to Exhibit I. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit I to the Loan Agreement (Litigation) is hereby deleted in its entirety and replaced with Exhibit I attached hereto.

2.14 Amendment to Exhibit J. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit J to the Loan Agreement (Pension Plans) is hereby deleted in its entirety and replaced with Exhibit J attached hereto.

2.15 Amendment to Exhibit K. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit K to the Loan Agreement (Labor Contracts) is hereby deleted in its entirety and replaced with Exhibit K attached hereto.

2.16 Amendment to Exhibit L. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit L to the Loan Agreement (Capital Leases) is hereby deleted in its entirety and replaced with Exhibit L attached hereto.

2.17 Amendment to Exhibit M. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit M to the Loan Agreement (Operating Leases) is hereby deleted in its entirety and replaced with Exhibit M attached hereto.

2.18 Amendment to Exhibit N. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit N to the Loan Agreement (Permitted Liens) is hereby deleted in its entirety and replaced with Exhibit N attached hereto.

2.19 Amendment to Exhibit O. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit O to the Loan Agreement (Compliance Certificate) is hereby deleted in its entirety and replaced with Exhibit O attached hereto.

2.20 Amendment to Exhibit P. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit P to the Loan Agreement (Property Subject to Landlord or Warehouseman Agreements) is hereby deleted in its entirety and replaced with Exhibit P attached hereto.

2.21 Amendment to Exhibit R. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit R to the Loan Agreement (Indebtedness) is hereby deleted in its entirety and replaced with Exhibit R attached hereto.

ARTICLE III

Conditions Precedent

3.1 Conditions to Effectiveness. The effectiveness of this Amendment (other than Article IV, which is not subject to the conditions set forth in this section) is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) Collateral Agent shall have received on behalf of the Lenders:

(i) this Amendment, duly executed by Borrower;

(ii) Amended and Restated Secured Promissory Notes (Revolving), one for each Lender, representing that Lender's Revolving Commitment Percentage of Borrower's indebtedness, duly executed by Borrower in the form of the attached Annex A;

(iii) a Collateral Assignment of Stock Purchase Agreement, duly executed by Borrower pursuant to which Borrower shall collaterally assign its rights under the Stock Purchase Agreement to Lenders, in form and substance satisfactory to Lenders;

(iv) a Company General Certificate acknowledging (A) that Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all Other Agreements to which Borrower is or is to be a party, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Other Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

(v) a certificate from Borrower certifying as to the calculation of the Borrowing Base after giving effect to the Stock Acquisition;

(vi) UCC-1 Financing Statements, duly executed by Borrower, covering all of the Property of Borrower, in form for filing in each jurisdiction in which the Collateral to be purchased by Borrower pursuant to the Stock Acquisition is located as of the date of this Amendment;

(vii) written instructions from Borrower directing the application of proceeds of the Loans made in connection with the Stock Acquisition and this Amendment;

(viii) UCC Search Reports under the corporate name and each trade name or assumed name used by Hallett within the past five (5) years, in each case for each jurisdiction in which the Collateral to be purchased by Borrower pursuant to the Stock Acquisition is located as of the date hereof;

(ix) UCC-3 Termination Statements, duly executed by Borrower, in form for filing with the (A) Secretary of State of the State of Arizona in respect of UCC-1 Financing Statements filed by First Bank National Association (" FBN") against Hallett and (B) Secretary of State of the State of Minnesota in respect of UCC-1 Financing Statements filed by U.S. Bank National Association f/k/a First Bank North National Association ("US Bank") and First Bank National Association against Hallett;

(x) payoff letters from each of FBN and US Bank pursuant to which each such party agrees to release its respective Liens on the Property of Hallett, which letters must be in form and substance satisfactory to Lenders;

(xi) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lenders in the Collateral consisting of the assets of Hallett, and evidence to Lenders that such Liens constitute valid and perfected first priority security interests and Liens;

(xii) evidence that the assets of Hallett have been added to the existing property and liability insurance policies of Borrower and that Collateral Agent has been named as mortgagee, loss-payee, and additional insured on all such property and liability insurance policies pursuant to issued endorsements in form and substance satisfactory to Lenders;

(xiii) copies of the existing organizational documents of Hallett FSC;

(xiv) copies of certificates of existence and good standing of Borrower, for the States of Texas and Delaware, issued within 15 days before the date of this Amendment;

(xv) Phase I environmental site assessment report from ATC Associates, Inc., stating such firm's (A) opinion as to Hallett's compliance with all Environmental Laws with respect to the Property to be acquired by Borrower in St. Joseph, Missouri, in connection with the Stock Acquisition, and (B) estimation of costs required to place Hallett in compliance with all Environmental Laws with respect to all such the real Property;

(xvi) copies of the Stock Purchase Agreement, and each document related thereto, and a certificate of the proper officers of Borrower certifying that the documents attached to that certificate constitute a true, correct, and complete set of the documents related to the Stock Purchase Agreement, and that all conditions precedent to the Stock Acquisition have been met or waived;

(xvii) a Tri-Party Lockbox Agreement, duly executed by Borrower and Frost National Bank;

(xviii) a Post-Closing Agreement, dated as of the date of this Amendment, duly executed by Borrower and Lenders; and

(xix) such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may reasonably request.

(b) The Stock Purchase Agreement and all documents related thereto shall have been duly executed and delivered by the parties thereto and shall be on terms and conditions satisfactory to Purchaser, and all conditions precedent contemplated by those agreements shall have been satisfied or waived.

(c) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

(d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lenders.

(e) Lenders shall have received payment, in immediately available funds, of the $265,000 amendment fee.

(f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE IV

Limited Waiver

4.1 Upon Borrower's execution of this Amendment, Collateral Agent and Lenders hereby consent to the Stock Acquisition and waive any Default or Event of Default that would otherwise arise under Section 9.2 of the Loan Agreement solely by reason of (i) Borrower's execution, delivery and performance of the Stock Purchase Agreement, and (ii) Borrower's consummation of the Stock Acquisition. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower, Collateral Agent and Lenders.

ARTICLE V

Ratifications, Representations and Warranties

5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.2 Representations and Warranties. Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (e) Borrower has not amended its Certificate Incorporation or its Bylaws since the date of the Loan Agreement, except for a restatement of the Certificate of Incorporation which merely restates and integrates, but does not further amend, the Certificate of Incorporation.

ARTICLE VI

Miscellaneous Provisions

6.1 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

6.2 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

6.3 Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

6.6 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.7 Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.9 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

6.11 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND MAJORITY LENDERS.

IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

MMI PRODUCTS, INC.

By:     Robert N. Tenczar

Robert N. Tenczar,

Chief Financial Officer

LENDERS:

FLEET CAPITAL CORPORATION

By:     Joy L. Bartholomew

Joy L. Bartholomew,

Senior Vice President

TRANSAMERICA BUSINESS

CREDIT CORPORATION

By:      Robert L. Heinz

Name: Robert L. Heinz

Title: Senior Vice President

COLLATERAL AGENT:

FLEET CAPITAL CORPORATION

By:     Joy L. Bartholomew

Joy L. Bartholomew, Senior Vice President

CONSENT, RATIFICATION AND RELEASE

The undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS. THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS". INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTOR:

MERCHANTS METALS HOLDING COMPANY

By:     Robert N. Tenczar

Name: Robert N. Tenczar

Title: Vice President

ANNEX A

FORM OF

FOURTH AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Revolving - [ ])

$37,500,000 February __, 2000

Dallas, Texas

For value received, the undersigned (individually and collectively, "Borrower"), jointly and severally hereby promise to pay to the order of [ ], a [ ] corporation, ("Payee"), on or before the last day of the Original Term (as defined in the Loan Agreement referred to below), the lesser of (i) THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($37,500,000) or (ii) the unpaid principal amount of all advances made by Payee to Borrower as "Revolving Credit Loans" under the Loan Agreement referred to below.

Borrower also promises to pay interest on the unpaid principal amount of this Note at the rates and at the times which shall be determined in accordance with the provisions of the Amended and Restated Loan and Security Agreement dated as of December 13, 1996, by and among Borrower, Payee and the other "Lenders" and the "Collateral Agent" identified therein (said agreement, as it may have heretofore or may hereinafter be amended, restated, supplemented or otherwise modified from time to time, is herein called the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

This Note is one of the "Revolving Credit Notes" issued pursuant to Section 2.1 of, and is entitled to the benefits of, and subject to the provisions of, the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which Revolving Credit Loans evidenced hereby are made and are to be repaid.

All payments of principal and interest due in respect of this Note shall be made without deduction, defense, set off or counterclaim, in lawful money of the United States of America, and in same day funds and delivered to Payee by wire transfer to Collateral Agent's account, ABA No. 0115 0001 0, Account No. 936-933-7800-00-101, at Fleet National Bank (Providence, Rhode Island), Reference: "Fleet Capital Southwest, for further credit to MMI Products, Inc." or at such other place as shall be designated by notice for such purpose in accordance with the terms of the Loan Agreement.

No agreements, conditions, provisions or stipulations contained in this Note or any other Loan Documents or any other instrument, document or agreement between Borrower, Collateral Agent and/or any Lender, or default of Borrower, or the exercise by Lenders of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in any Loan Documents or any other agreement between Borrower, Collateral Agent and/or any Lender, or the arising of any contingency whatsoever, shall entitle Collateral Agent or any Lender to contract for, charge or receive, in any event, interest exceeding the Maximum Legal Rate. In no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ("Excess"), Borrower acknowledges and stipulates that any such contract, charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Collateral Agent and/or any Lender shall be applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Base Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Note, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Collateral Agent and/or any Lender, based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Collateral Agent and/or any Lender, all interest at any time contracted for, charged or received by Collateral Agent and/or any Lender in connection with this Agreement shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note.

Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower with respect to payments of principal or interest on this Note.

This Note is subject to mandatory and voluntary prepayment by Borrower as provided in the Loan Agreement.

THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

Borrower promises to pay pursuant to Section 13.4 of the Loan Agreement all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of the Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind, including, without limitation, notices of default, intent to accelerate and acceleration (except such notices as may be required under the Loan Agreement).

This Note is given in amendment, restatement, modification, and increase (and not in extinguishment or novation) of that certain Third Amended and Restated Secured Promissory Note, in the stated principal amount of $24,250,000, dated October 6, 1998, executed by Borrower and payable to the order of Payee, which note was given in renewal, extension and modification (and not in extinguishment or novation) of that certain Amended and Restated Secured Promissory Note, in the stated principal sum of $24,250,000, dated December 13, 1996, executed by Borrower and payable to the order of Payee, which note was given in renewal, extension and modification (and not in extinguishment or novation) of that certain Amended and Restated Secured Promissory Note, in the stated principal sum of $24,250,000, dated March 31, 1995, executed by Borrower and payable to the order of Payee, which note was given in increase, renewal, extension and modification (and not in extinguishment or novation) of that certain Secured Promissory Note, in the stated principal sum of $19,500,000, dated August 20, 1992, executed by Borrower and Anchor Die Cast, Inc., a Delaware corporation, and payable to the order of Payee.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

MMI PRODUCTS, INC.

By:

Robert N. Tenczar,

Chief Financial Officer